EXHIBIT 99.7



[LOGO] Countrywide                                 Computational Materials for
-------------------       Countrywide Asset-Backed Certificates, Series 2004-4
SECURITIES CORPORATION
A Countrywide Capital Markets Company
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
                                       Class 1-A Available Funds Rate Schedule (1)
                                       -------------------------------------------

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                 Available Funds          Available Funds                     Available Funds        Available Funds
 Period              Rate (%)                 Rate (%)         Period             Rate (%)               Rate (%)
---------    ---------------------    -------------------      -------    ---------------------    ---------------------
                     (2)                     (3)                                  (2)                      (3)
   1                7.641                   9.250                46              6.412                    10.972
   2                6.368                   9.250                47              6.411                    10.964
   3                6.162                   9.250                48              6.851                    11.038
   4                6.368                   9.250                49              6.398                    11.568
   5                6.163                   9.250                50              6.609                    11.573
   6                6.163                   9.250                51              6.394                    11.554
   7                6.368                   9.250                52              6.606                    11.559
   8                6.163                   9.250                53              6.391                    11.537
   9                6.369                   9.250                54              6.389                    11.635
   10               6.163                   9.250                55              6.601                    12.302
   11               6.163                   9.250                56              6.386                    12.255
   12               6.824                   9.250                57              6.597                    12.280
   13               6.158                   9.250                58              6.383                    12.223
   14               6.363                   9.250                59              6.381                    12.199
   15               6.158                   9.250                60              7.063                    12.341
   16               6.363                   9.250                61              6.377                    12.584
   17               6.157                   9.250                62              6.588                    12.607
   18               6.157                   9.250                63              6.374                    12.535
   19               6.362                   9.250                64              6.585                    12.556
   20               6.157                   9.250                65              6.370                    12.481
   21               6.362                   9.250                66              6.369                    12.402
   22               6.157                   9.250                67              6.579                    12.328
   23               6.157                   9.250                68              6.365                    12.262
   24               6.827                   9.250                69              6.575                    12.272
   25               6.176                   9.250                70              6.361                    12.207
   26               6.382                   9.250                71              6.359                    12.177
   27               6.176                   9.250              ---------------------------------------------------------
   28               6.381                   9.250
   29               6.175                   9.250
   30               6.181                   9.250
   31               6.386                   9.250
   32               6.179                   9.250
   33               6.383                   9.250
   34               6.171                   9.250
   35               6.171                   9.250
   36               6.865                   9.250
   37               6.425                   10.692
   38               6.638                   10.824
   39               6.422                   10.836
   40               6.635                   10.821
   41               6.419                   10.826
   42               6.418                   10.765
   43               6.630                   10.975
   44               6.415                   10.979
   45               6.627                   10.968
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

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 1.090%, 6-Month LIBOR stays at 1.150%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.

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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



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